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                                                                Exhibit 10.68(b)

                    List of Contents of Exhibit and Schedules
                      to the Ulico Stock Purchase Agreement

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
Schedule 2.2(d)    -   Authorized States
Schedule 3.1(b)    -   Officers and Directors/Certificate of Incorporation and Bylaws
Schedule 3.2(b)    -   Notices of Suspension, Cancellations, or Terminations of Insurance Permits
Schedule 3.8       -   Tax Matters
Schedule 3.9(b)    -   Filing Fees
Schedule 3.10(b)   -   Consents and Approvals
Schedule 3.11(a)   -   Legal Proceedings
Schedule 3.11(b)   -   Legal Proceedings Brought by the Company
Schedule 3.12      -   Bank Accounts
Schedule 3.13      -   Capital and Surplus
Schedule 3.14      -   Liabilities
Schedule 3.15(a)   -   Contracts and Commitments to be Terminated or Amended at Closing
Schedule 3.15(b)   -   Third-Party Reinsurance Agreements
Schedule 3.17      -   Power of Attorney
Schedule 3.20(b)   -   Certain Fee Arrangements
Schedule 4.3(b)    -   Purchasers' Governmental Approvals

Exhibit A          -   Administrative Services Agreement
Exhibit B          -   Amended Termination of Pooling Agreement
Exhibit C          -   Assumption Agreement
Exhibit D          -   Guarantee
Exhibit E          -   100% Quota Share Reinsurance Agreement
Exhibit F          -   Termination and Commutation of LPT Agreement
Exhibit G          -   Trust Agreement
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